Exhibit 99.1

This presentation is for informational purposes only, and does not constitute an offer to sell or the solicitation of an offer to purchase any security of Ener1, Inc. or its affiliates.

ENER1, INC. PRESENTATION POINTS

Overall Summary

•	EnerDel is commercializing what it believes will be a winning Lithium-ion (Li-on) battery solution for the rapidly emerging hybrid electric vehicle (HEV) market.
•	EnerDel believes its Li-on battery technology will deliver more power and energy using less space and weight - which are key to automotive design considerations.
•	EnerFuel is commercializing fuel cell technologies for portable power and uninterruptible power supply (UPS) markets.
•	EnerFuel is developing the next generation of high-temperature fuel cells - EnerFuel believes its technology will address industry need for reduced cost/complexity/size

Ener1, Inc. Summary Information

•	Contemplating name change to avoid confusion with the parent and to more accurately reflect the company’s focus on commercialization of its products

ENERDEL PRESENTATION POINTS

Summary

•	EnerDel is developing what it believes will be a winning lithium-ion battery technology that will be integral to the success of the rapidly growing hybrid electric vehicle (HEV) market.
•	Li-on technology delivers more power and energy using less space and weight - which are key to automotive design considerations.
•	We expect the HEV market to follow the trend of the consumer electronics markets, where Li-on took over the market from nickel metal hydride (NiMH) and spurred market growth.
•	EnerDel’s technology advantage is based on proprietary higher performing materials, battery design characteristics and automated manufacturing processes.
•	Technology/marketing alliance with worldwide industrial and trading company ITOCHU.

Key Market - U.S.-based Manufacturing of Batteries for HEVs

▪	EnerDel believes that:
-	Successful implementation of EnerDel technology by auto makers would contribute to efforts to decrease America’s dependence on oil, while reducing fuel costs and pollution.
▪	EnerDel’s high-rate/high power battery technology is ideally suited for HEV application.
-	High-rate (i.e., high rate of discharge - or power output - is essential for stop-and-go acceleration and braking of HEVs).
-	EnerDel believes its cell design and manufacturing approach would have significant advantages over existing technologies currently being used in HEV batteries.
▪	HEV manufacturers are looking for smaller footprint, lighter battery packs like those EnerDel is designing.
▪	Strategy of locating manufacturing facilities close to customers reduces import risk and cost to EnerDel’s customers.

Li-ion Technology Advantages

•	Historically Li-on has supplanted nickel metal hydride (NiMH) battery technologies in cell phones, PDAs and notebook computers due to cost/performance advantages.
•	EnerDel expects this trend to repeat in the currently NiMH-dominated HEV battery market.

EnerDel’s Li-on Technology Strengths

▪	Teaming with major national laboratory on battery materials and R&D opportunities.
▪	EnerDel has made substantial progress in design and testing of special materials and electrode coating technology that it believes will give its batteries performance advantages.
▪	EnerDel’s planned battery cell mass production equipment can be located close to HEV manufacturing customers, providing logistics and marketing advantages.

Why EnerDel’s Li-ion Technology Should Overtake Existing Technologies

▪	EnerDel believes its combination of high-rate cell technology and design, integrated cell manufacturing approach that minimizes manpower requirements and battery pack expertise is unique.

Competition

▪	EnerDel believes its technology/battery design are superior to what it believes JCI and other potential industry participants are likely to use.

ENERFUEL PRESENTATION POINTS

Summary

•	Developing the next generation of high-temperature fuel cells - intended to solve industry need for reduced cost/complexity/size.
•	Stack technology enables rapid, stepped commercialization.
•	Planned high temperature fuel stack deployment by 2008.
•	Experienced engineering team with practical knowledge in stack development.
•	Plan to reduce risks of product shortfalls by diversity of planned product lines.
•	Pursuing portable power, auxiliary power, distributed power and backup power markets.

EnerFuel Strategy

▪	Proceed to commercialization as soon as possible.
▪	Management and engineering team has developed and sold fuel cell products in the past:
-	16 engineers and technicians
-	Over 100 cumulative years of diverse fuel cell industry experience
▪	Strategic relationships and contracts - Department of Energy, EnerDel.
▪	EnerFuel technology embraces:
-	Smaller, lighter weight, high temperature fuel cell
-	New, more attainable modular approach
-	Flexible design and easier repairability
-	Lower costs materials used in production
-	Lower cost MEA’s for EnerFuel Stacks
-	MEA recycling

Technical Resources

▪	Broad and deep technology expertise in all major areas of fuel cells:
-	Proton exchange membrane fuel cell (PEMFC) membrane electrode assembly (MEA)
-	Fuel cell stack design
-	Fuel cell system integration
-	Fuel cell system controls development
-	Reformat gas processing
-	Fuel processing
-	Fuel cell failure analysis and mechanisms
-	Electrolyzers (membrane, hardware, controls)
•	Vesna Stanic, PhD, Senior Research Scientist was Principal Investigator for the NASA “MEA Life Testing” Program
•	Fully equipped fuel cell development facility.

Strategy

▪	EnerFuel believes its key new product in development - high temperature proton exchange membrane (PEM) fuel cell application would be uniquely differentiated in the marketplace in the following ways:
-	Significant cost advantage
-	EnerFuel’s goal to eliminate expensive platinum and similar catalyst materials
▪	New fuel cell design - modular fuel cell:
-	Improves reliability and repairability
▪	Each cell self-contained (not stack dependant)
▪	Reduced problems with stack sealing or flow distribution
-	Enables different stack sizes with same cell design
▪	Limits need to re-develop cells for each stack size
▪	Can pursue many different markets simultaneously
-	Simple, compact, inexpensive design
▪	Inherently a mass producible design
▪	One bad cell does not scrap stack
-	More repairable and recyclable
▪	New integration design of the modular fuel cell - stacks of cells

EnerFuel Near-Term Integrated (Fuel Cell + Battery) Target Product Markets

▪	Remote sensors: video cameras (visible, IR, UV), weather instrumentation, tsunami and earthquake detection, etc.
-	Higher energy density of fuel cells favors use of fuel cells over batteries.
-	Low power over longer periods.
-	Hybrid with solar panel, fuel cell and lithium battery for long-term reliable power.
-	Accessible remotely via wireless connection.
-	Can use single modular fuel cells (pre-stack).
▪	Backup power supply is an ideal early market:
-	Fuel infrastructure less important as fuel is only consumed during power interruptions.
-	More of an insurance policy than a source of electricity - large growth market.
-	High demand in technology-driven, reliability-oriented services.
-	High demand in nations with limited and unreliable power grids.
-	Fuel cells outperform batteries on energy storage and internal combustion engine on noise, fumes and reliability.

Competition

▪	Mainly pure stack or pure membrane companies.
▪	EnerFuel works in both stacks and membranes - EnerFuel believes it is able to optimize both aspects in ways competition cannot.
▪	Stack competitors include: Ballard, Plug Power, UTC, ReliOn
▪	Membrane competitors include: Gore, DuPont. DeNora. Asahi Glass, PEMEAS.
▪	PEMEAS is the only company with commercially available high temperature MEAs.

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this press release involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; EnerFuel's ability to successfully commercialize its technology; Ener1’s plans to reduce costs and gain a competitive advantage by consolidating manufacturing operations and implementing automated production processes; charges Ener1 will incur in connection with consolidating manufacturing operations; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the need for additional capital, the dependency upon key personnel and other risks detailed in Ener1’s filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.